UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: March 31, 2014 Estimated average burden hours per response. . . 5.0
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2012

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 17, 2012, TriMas Corporation (the “Corporation”) amended its existing accounts receivable facility among TSPC, Inc., as Transferor, the Corporation, as Collection Agent, TriMas Company LLC, as Guarantor, the persons party thereto from time to time as Purchasers, and Wells Fargo Bank, National Association, as LC Issuer and Administrative Agent (the "Amendment"). Pursuant to the Amendment, and subject to certain conditions stated therein, (i) the facility limit is increased to $105.0 million, (ii) the stated termination date of the facility is extended to October 11, 2017, and (iii) advances under the facility will bear discount at a per annum rate of three month LIBOR plus an applicable margin of 1.20% or 1.35%, depending on amounts drawn under the facility.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to the Amended and Restated Receivables Transfer Agreement and the Amended and Restated Fee Letter which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in and incorporated into Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 8.01. Other Events.

The Corporation issued a press release (the "Press Release") dated as of December 20, 2012 announcing that TSPC, Inc., TriMas Company LLC and the Corporation had entered into the transactions described in Item 1.01 above.

The information furnished pursuant to this Item 8.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Corporation under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are furnished or filed, as applicable, herewith:

Exhibit No.	Description
10.1
Amendment No. 2, dated as of December 17, 2012, to the Amended and Restated Receivables Transfer Agreement, dated as of September 15, 2011, as amended, among TSPC, Inc., as Transferor, TriMas Corporation, as Collection Agent, TriMas Company LLC, as Guarantor, the persons party thereto from time to time as Purchasers, and Wells Fargo Bank, National Association, as LC Issuer and Administrative Agent

10.2	Amended and Restated Fee Letter, dated as of December 17, 2012, between Wells Fargo Bank, National Association, as LC Issuer and Administrative Agent, and TSPC, Inc., as Transferor
99.1	Press Release dated December 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: December 20, 2012	By:	/s/ Joshua A. Sherbin
	Name:	Joshua A. Sherbin
	Title:	Vice President, General Counsel and Corporate Secretary